Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of FSP 303 East Wacker Drive Corp. (the "Company") for the year ended December 31, 2008 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, George J. Carter, President and principal executive officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, that, to his knowledge:

(1)  the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 12, 2009	/s/ George J. Carter
George J. Carter
President (Principal Executive Officer)